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                                                                    Exhibit 10.7
                                                                  1995 Cade 10-K
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CADE
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CADE INDUSTRIES, INC.



May 11, 1995


Mr. Richard Gibbins
H.A.C. Corporation
Box 531166
537 Camden Drive
Grand Prairie, TX  75051

Dear Richard:

This is to confirm our discussion and agreement regarding the extension of your existing contract for a period of six months commencing on January 1, 1996 to June 30, 1996. The parties agree that the contract shall be extended for the period referenced above, and the following modifications shall be included in the agreement.

1. Cade Industries shall reimburse you for moving expenses associated with moving your belongings from Illinois to Dallas, Texas and the expense incurred in moving back to Illinois at the end of this Agreement.

2. The incentive plan for 1996 shall be established according to the existing contract. The incentive shall be paid out at the conclusion of the 1996 earnings release for Cade and shall be pro-rated for the number of actual months employed.

3. The Company agrees to provide a monthly housing allowance of an additional $325.00 for the period July 1, 1995 - December 31, 1995 and to increase that amount of $650.00 for the period January 1, 1996 - June 30, 1996. These amounts will be in addition to the existing amount of $1,250.00 per month under the current contract.

This amendment shall be binding upon the parties by returning the signed document, and the contract shall be extended as modified above for a period of six months.

Sincerely,

CADE INDUSTRIES, INC.

(/s/ Richard A. Lund)

Richard A. Lund
President and C.O.O.

RAL/sm
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Signed and agreed to this  12th    day of  June        , 1995
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By:   /s/ Richard A. Lund
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        Richard A. Lund
        President & COO


Signed and agreed to this   10th    day of   June          , 1995.
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By:  /s/ Richard J. Gribbins
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